UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 19, 2010

(Date of earliest event reported)

DONALDSON COMPANY, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7891

Delaware	41-0222640
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1400 West 94th Street, Minneapolis, MN 55431

(Address of principal executive offices, including zip code)

(952) 887-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2010, at the 2010 Annual Meeting of Stockholders of Donaldson Company, Inc. (the “Company”), the Company’s Stockholders adopted the Donaldson Company, Inc. 2010 Master Stock Incentive Plan (the “Stock Incentive Plan”), which previously had been approved by the Company’s Board of Directors on September 24, 2010, subject to Stockholder approval.

The purpose of the Stock Incentive Plan is to promote the interests of the Company and its Stockholders by aiding the Company in attracting and retaining Employees, Officers, consultants, independent contractors and Non-Employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to afford such persons an opportunity to acquire an ownership interest in the Company, thereby aligning the interests of such persons with the Company’s Stockholders.  The Stock Incentive Plan authorizes grants of incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents, stock awards and other stock-based awards (collectively, “Awards”) to the Company’s Employees, Officers, consultants, independent contractors, advisors and Non-Employee Directors.  The Company’s Board of Directors and Human Resources Committee have the authority to determine the type of Award as well as the amount, terms and conditions of each Award under the Stock Incentive Plan, subject to the limitations and other provisions of the Stock Incentive Plan.  The aggregate number of shares of the Company’s common stock that may be issued under all stock-based awards made under the Stock Incentive Plan will be (i) 4,600,000 plus (ii) the number of shares subject to awards outstanding under the Company’s 2001 Stock Incentive Plan that, after the effective date of the Stock Incentive Plan, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered to the participant due to termination or cancellation of such award.  The number of shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the Stock Incentive Plan for stock splits, stock dividends, recapitalizations and other similar events.  No awards may be granted under the Stock Incentive Plan after the earlier of September 24, 2020 or the date the Stock Incentive Plan is discontinued or terminated by the Company’s Board of Directors.  The Board of Directors may amend, alter, suspend, discontinue or terminate the Stock Incentive Plan at any time, subject, in certain circumstances, to Stockholder approval.

The above description of the Stock Incentive Plan is qualified in its entirety by reference to the full text of the Stock Incentive Plan, a copy of which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.  A more detailed summary of the Stock Incentive Plan can be found in the Company’s proxy statement for the 2010 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 1, 2010 (the “2010 Proxy Statement”).

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company’s 2010 Annual Meeting of Stockholders was held on November 19, 2010, at the Company’s Corporate Offices, Campus West, 2001 West 94th Street, Minneapolis, Minnesota 55431. The Company’s Stockholders approved each of the three proposals detailed in the Company’s 2010 Proxy Statement.

Item 1

The Company’s Stockholders elected four individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
William M. Cook	56,502,502	1,786,388	8,893,729
Michael J. Hoffman	57,675,442	613,488	8,893,729
Willard D. Oberton	57,382,134	906,756	8,893,729
John P. Wiehoff	56,934,232	1,354,658	8,893,729

Item 2

The Company’s Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending July 31, 2011, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,707,180	397,427	78,012	—

Item 3

The Company’s Stockholders approved the Stock Incentive Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,384,001	3,167,383	737,506	8,893,729

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

10.1        Donaldson Company, Inc. 2010 Master Stock Incentive Plan (Filed as Exhibit 4.5 to Registration Statement on Form S-8 (File No. 333-170729) filed on November 19, 2010).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONALDSON COMPANY, INC.

By:	/s/ Norman C. Linnell
Norman C. Linnell Vice President, General Counsel and Secretary

Date:  November 23, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1	Donaldson Company, Inc. 2010 Master Stock Incentive Plan (Filed as Exhibit 4.5 to Registration Statement on Form S-8 (File No. 333-170729) filed on November 19, 2010).